UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 5, 2004
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                          QUEST MINERALS & MINING CORP.
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             (Exact name of registrant as specified in its charter)

            Utah                        0-32131                  87-0429950
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

       9810 Meta Highway, Suite 2, Pikeville, Kentucky               41501
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (606) 631-1962
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         See Item 1.02.

Item 1.02         Termination of a Material Definitive Agreement.

         D&D Contracting, Inc. Rescission. On December 24, 2004, Quest and D&D Contracting, Inc. entered into a rescission agreement, effective November 1, 2004, relating to Quest's acquisition of D&D on June 15, 2004. Under the terms of the rescission agreement, Quest agreed to transfer all of the capital stock of D&D back to the original D&D stockholders, and D&D and its original stockholders agreed to waive any and all rights it had under the terms of the stock purchase agreement relating to the acquisition of D&D. In addition, (i) D&D agreed to provide Quest with all bank records and accounting statements relating to D&D, (ii) Quest granted D&D the right to purchase certain equipment from Quest, (iii) D&D agreed to pay Quest a royalty on coal sales of $0.25 per clean ton, (iv) in the event that D&D ceases to operate the D&D mine, D&D must purchase certain equipment from Quest or release the same to Quest, (v) D&D shall maintain certain insurance requirements, (vi) D&D shall assume a certain loan with Community Trust Bank in the approximate amount of $45,000, and (vii) certain assets in the name of D&D were to be transferred to Quest. Further, all employment agreements between Quest or any of subsidiaries and James Stollings, a former principal of D&D, have been terminated.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         See Item 1.02 relating to the rescission of the acquisition of D&D Contracting, Inc.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

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

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         In December, 2004, Quest terminated its Chief Financial Officer, Fred Runyon, for cause, as Quest had reason to believe that Mr. Runyon had misappropriated funds. Mr. Runyon's replacement as Chief Financial Officer has not been appointed at this time. Quest Energy, Ltd., an indirect, wholly-owned subsidiary of Quest, also terminated Mr. Runyon as President of Quest Energy. Quest Energy has appointed Larry Tackett II as its new President.

         On March 24, 2005, upon advice of counsel, William R. Wheeler and Eugene Chiaramonte, Jr., two of Quest's directors, asked Albert Anderson to resign as a director of Quest, and on April 4, 2005, Mr. Anderson submitted his resignation. In connection with his resignation, Mr. Anderson alleged that Quest has defaulted under the Stock Purchase Agreement by and between Quest, Gwenco, Inc., and the former stockholders of Gwenco, which includes Mr. Anderson. Quest has denied Mr. Anderson's allegations, believes that the allegations are baseless and without merit, and further believes that it has several claims against Mr. Anderson which it could assert.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

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

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Upon completion of the initial phase of an audit by counsel retained by Quest for that purpose, among others, Quest has determined that it has reason to believe that some former employees of Quest, Quest's indirect wholly-owned subsidiary, Quest Energy, Ltd., and its former indirect wholly-owned subsidiary, D&D Contracting, Inc., have embezzled and conspired to embezzle money from Quest. At this time, Quest is unable to quantify the scope of the alleged fraud or the impact that the alleged fraud will have on its financial statements, but management currently estimates that between $250,000 and $1,000,000 was allegedly embezzled from Quest. Quest has retained a forensic accountant to quantify the scope of the alleged fraud.

         In the long term, Quest believes that the alleged fraud will not impair its ongoing effort to increase production at its active mine in Pike County, Kentucky. In the short term, however, the alleged embezzlement resulted in a working capital shortage for Quest. Quest anticipates that, despite this working capital shortage in the short term, it will generate positive cash flows from the operation of the mines at its Gwenco subsidiary by the third quarter of 2005. Quest is also seeking leases of additional coal mine properties in order to take advantage of the recent firming of coal prices.

         In light of these occurrences, Quest has determined that the design and operation of its disclosure controls and procedures, as defined in Exchange Act Rule 13a-14(c) have not been effective to ensure that information required to be disclosed in its Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information is accumulated and communicated to them to allow timely decisions regarding required disclosure. Quest is currently reviewing and revising its controls and procedures to increase the effectiveness of its disclosure controls and procedures.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
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                  Not applicable.

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

         (c)      Exhibits.
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                  Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  April 27, 2005                  By: /s/ WILLIAM R. WHEELER
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                                           William R. Wheeler, President

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